As filed with the Securities and Exchange Commission on November 5, 2009

Registration No. 333-161613

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3 to

FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

WENDY’S/ARBY’S RESTAURANTS, LLC
(Exact name of Registrant as specified in its charter)

Delaware	5812	38-0471180
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

1155 Perimeter Center West
Atlanta, Georgia 30338
(678) 514-4100

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Nils H. Okeson
Senior Vice President, General Counsel and Secretary
Wendy’s/Arby’s Restaurants, LLC
1155 Perimeter Center West
Atlanta, Georgia 30338
(678) 514-4100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
John C. Kennedy
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
212-373-3000

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Name	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification Number
Wendy’s International, Inc.	Ohio	5812	31-0785108
The New Bakery Co. of Ohio, Inc.	Ohio	5812	58-1344157
Wendy’s of Denver, Inc.	Colorado	5812	84-0692495
Wendy’s of N.E. Florida, Inc.	Florida	5812	31-1300482
Wendy’s Old Fashioned Hamburgers of New York, Inc.	Ohio	5812	31-0986349
BDJ 71112, LLC	Ohio	5812	31-1681356
Arby’s Restaurant Holdings, LLC	Delaware	5812	38-0471180
Triarc Restaurant Holdings, LLC	Delaware	5812	34-1992713
Arby’s Restaurant Group, Inc.	Delaware	5812	13-3760393
Arby’s Restaurant, LLC	Delaware	5812	71-0898730
Arby’s, LLC	Delaware	5812	13-3760393
Wendy’s/Arby’s Support Center, LLC	Delaware	5812	90-0256478
ARG Services, Inc.	Colorado	5812	20-5728240
Sybra, LLC	Michigan	5812	26-1552833
Arby’s IP Holder Trust	Delaware	5812	13-3760393
RTM Acquisition Company, L.L.C.	Georgia	5812	58-2307207
RTM, LLC	Georgia	5812	13-3760393
RTM Partners, LLC	Georgia	5812	13-3760393
RTM Operating Company, LLC	Delaware	5812	26-1552790
RTM Development Company, LLC	Delaware	5812	13-3760393
RTMSC, LLC	South Carolina	5812	13-3760393
RTM Georgia, LLC	Georgia	5812	13-3760393
RTM Alabama, LLC	Alabama	5812	13-3760393
RTM West, LLC	California	5812	13-3760393
RTM Sea-Tac, LLC	Washington	5812	26-1539466
RTM Indianapolis, LLC	Ohio	5812	13-3760393
Franchise Associates, LLC	Minnesota	5812	13-3760393
RTM Savannah, LLC	Georgia	5812	13-3760393
RTM Gulf Coast, LLC	Alabama	5812	13-3760393
RTM Portland, LLC	Oregon	5812	26-1552697
RTM Mid-America, LLC	Indiana	5812	26-1552741
ARG Resources, LLC	Georgia	5812	26-1476024
Wendy’s/Arby’s International, Inc.	Delaware	5812	27-0353122
Wendy’s/Arby’s International Services, Inc.	Delaware	5812	27-0353174

The address of each of the additional registrants is c/o Wendy’s/Arby’s Restaurants, LLC, 1155 Perimeter Center West, Atlanta, Georgia 30338.

EXPLANATORY NOTE

This Amendment No. 3 to the Registration Statement on Form S-4 of Wendy’s/Arby’s Restaurants, LLC and certain subsidiaries of Wendy’s/Arby’s Restaurants, LLC listed as registrants herein (“Amendment No. 3”) does not relate to the contents of the prospectus contained in the Registration Statement on Form S-4, which is not amended hereby. Accordingly, this Amendment No. 3 does not include a copy of the prospectus. This Amendment No. 3 is being filed solely for the purpose of filing certain exhibits, as indicated on the exhibit index.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Section 18-108 of the Delaware Limited Liability Company Act (the “LLCA”) grants a Delaware limited liability company the power, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Section 18 of Wendy’s/Arby’s Restaurants, LLC’s (“Wendy’s/Arby’s Restaurants”) third amended and restated limited liability company operating agreement (the “Operating Agreement”) provides that a member shall not have any liability for the obligations or liabilities of Wendy’s/Arby’s Restaurants, except to the extent provided in the LLCA.

Section 19 of the Operating Agreement provides that a “Covered Person” (defined as (i) the member or any manager of Wendy’s/Arby’s Restaurants, or any of their respective affiliates, (ii) any officer of Wendy’s/Arby’s Restaurants or (iii) any director, officer, shareholder or employee of the member or manager) shall not be liable to Wendy’s/Arby’s Restaurants or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed by such Covered Person in good faith on behalf of Wendy’s/Arby’s Restaurants in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by the Operating Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s gross negligence or willful misconduct.

The Operating Agreement also provides that, to the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from Wendy’s/Arby’s Restaurants for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of Wendy’s/Arby’s Restaurants and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by the Operating Agreement, except that no Covered Person shall be entitled to be indemnified with respect of any loss, damage or claim incurred by such Covered Person by reason of gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under Section 19 of the Operating Agreement shall be provided out of and to the extent of Wendy’s/Arby’s Restaurants’ assets only, and no Covered Person shall have any personal liability on account thereof.

The Operating Agreement further provides that, to the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by Wendy’s/Arby’s Restaurants prior to the disposition of such claim, demand, action, suit or proceeding upon receipt by Wendy’s/Arby’s Restaurants of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified under Section 19 of the Operating Agreement.

The laws of Alabama, California, Colorado, Delaware, Florida, Georgia, Indiana, Michigan, Minnesota, Ohio, Oregon, South Carolina and Washington governing the guarantors listed as registrants under this registration statement contain provisions similar to the LLCA regarding the indemnification of directors, managers, trustees and officers, as applicable, and the limitation of their personal liability.

The organizational documents of the guarantors listed as registrants under this registration statement contain provisions similar to those in the Operating Agreement of Wendy’s/Arby’s Restaurants regarding the indemnification of directors, managers, trustees and officers, as applicable, and the limitation of their personal liability.

Wendy’s/Arby’s Group, Arby’s Restaurant Group, Inc. and/or Wendy’s International, Inc. have entered into indemnification agreements with directors, officers and certain other employees of Wendy’s/Arby’s Restaurants and its subsidiaries indemnifying them against liability they may incur in their capacities as such and advancement of defense expenses (including legal fees).

Pursuant to Section 5 of the Registration Rights Agreement, dated June 23, 2009, among Wendy’s/Arby’s Restaurants, LLC, the guarantors and the initial purchasers named therein, each holder of the notes and each participating broker-dealer has agreed to indemnify Wendy’s/Arby’s Restaurants, the guarantors and each person, if any, who controls Wendy’s/Arby’s Restaurants or the guarantors within the meaning of the Securities Act or the Exchange Act from and against certain losses, claims, damages or liabilities that may be incurred in connection with the registration of the initial notes, to the extent that such losses, claims, damages or liabilities arise from an omission or untrue statement contained in written information furnished to Wendy’s/Arby’s Restaurants by such holder of the notes or participating broker-dealer.

The Purchase Agreement, dated June 18, 2009, among Wendy’s/Arby’s Restaurants, LLC, the guarantors and the initial purchasers named therein, contains provisions by which the initial purchasers agree to indemnify Wendy’s/Arby’s Restaurants, the guarantors, their respective directors and officers and each person, if any, who controls Wendy’s/Arby’s Restaurants or the guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against certain losses, claims, damages or liabilities.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrants pursuant to the foregoing provisions, the registrants have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Wendy’s/Arby’s Restaurants maintains liability insurance for its managers and officers, as permitted by its Operating Agreement.

The guarantors listed as registrants under this registration statement also maintain liability insurance for their respective managers, trustees, directors and officers, as applicable.

Item 21. Exhibits and Financial Statement Schedules.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of April 23, 2008, by and among Triarc Companies, Inc., Green Merger Sub Inc. and Wendy’s International, Inc., incorporated herein by reference to Exhibit 2.1 to Triarc’s Current Report on Form 8-K dated April 29, 2008 (SEC file no. 001-02207).

2.2

Side Letter Agreement, dated August 14, 2008, by and among Triarc Companies, Inc., Green Merger Sub, Inc. and Wendy’s International, Inc., incorporated herein by reference to Exhibit 2.3 to Triarc’s Registration Statement on Form S-4, Amendment No.3, filed on August 15, 2008 (Reg. no. 333-151336).

3.1*	Certificate of Formation of Wendy’s/Arby’s Restaurants, LLC (f/k/a Wendy’s International Holdings, LLC), as amended to date.

3.2*	Third Amended and Restated Limited Liability Company Operating Agreement of Wendy’s/Arby’s Restaurants, LLC.

3.3

Articles of Incorporation of Wendy’s International, Inc., incorporated herein by reference to Exhibit 3(a) to the Wendy’s International, Inc. Form 10-K for the year ended January 3, 1999 (SEC file no. 001-08116).

3.4

Amendment to Articles of Incorporation of Wendy’s International, Inc., incorporated herein by reference to Exhibit 3.1 to Wendy’s International, Inc.’s Current Report on Form 8-K dated September 29, 2008 (SEC file no. 001-08116).

3.5

Amended and Restated Code of Regulations of Wendy’s International, Inc., incorporated herein by reference to Exhibit 3.2 to Wendy’s International, Inc.’s Current Report on Form 8-K dated September 29, 2008 (SEC file no. 001-08116).

3.6*	Articles of Incorporation of The New Bakery Co. of Ohio, Inc.

3.7*	Regulations of The New Bakery Co. of Ohio, Inc.

3.8*	Amended and Restated Articles of Incorporation of Wendy’s of Denver, Inc.

3.9*	Amended and Restated By-laws of Wendy’s of Denver, Inc.

3.10*	Articles of Incorporation of Wendy’s of N.E. Florida, Inc.

3.11*	By-laws of Wendy’s of N.E. Florida, Inc.

3.12*	Articles of Incorporation of Wendy’s Old Fashioned Hamburgers of New York, Inc. (f/k/a The Food Group, Inc.).

3.13*	Code of Regulations of Wendy’s Old Fashioned Hamburgers of New York, Inc. (f/k/a The Food Group, Inc.).

3.14*	Articles of Organization of BDJ 71112, LLC.

3.15*	Operating Agreement and Declaration of BDJ 71112, LLC.

3.16*	Certificate of Formation of Arby’s Restaurant Holdings, LLC.

3.17*	Amended and Restated Limited Liability Company Operating Agreement of Arby’s Restaurant Holdings, LLC.

3.18*	Certificate of Formation of Triarc Restaurant Holdings, LLC.

3.19*	Limited Liability Company Operating Agreement of Triarc Restaurant Holdings, LLC.

3.20*	Certificate of Incorporation of Arby’s Restaurant Group, Inc.

3.21*	By-laws of Arby’s Restaurant Group, Inc.

3.22*	Certificate of Formation of Arby’s Restaurant, LLC.

3.23*	Limited Liability Company Operating Agreement of Arby’s Restaurant, LLC.

3.24*	Certificate of Formation of Arby’s, LLC.

Exhibit Number	Description
3.25*	Limited Liability Company Operating Agreement of Arby’s, LLC.

3.26*	Certificate of Formation of Wendy’s/Arby’s Support Center, LLC (f/k/a RTMMC Acquisition, LLC), as amended to date.

3.27*	Limited Liability Company Operating Agreement of Wendy’s/Arby’s Support Center, LLC (f/k/a RTMMC Acquisition, LLC).

3.28*	Articles of Incorporation of ARG Services, Inc.

3.29*	By-laws of ARG Services, Inc.

3.30*	Articles of Organization of Sybra, LLC.

3.31*	Limited Liability Company Operating Agreement of Sybra, LLC.

3.32*	Certificate of Trust of Arby’s IP Holder Trust, as amended to date.

3.33*	Second Amended and Restated Trust Agreement of Arby’s IP Holder Trust.

3.34*	Articles of Organization of RTM Acquisition Company, L.L.C.

3.35*	Operating Agreement of RTM Acquisition Company, L.L.C., as amended to date.

3.36*	Articles of Organization of RTM, LLC.

3.37*	Limited Liability Company Operating Agreement of RTM, LLC.

3.38*	Articles of Organization of RTM Partners, LLC.

3.39*	Limited Liability Company Operating Agreement of RTM Partners, LLC.

3.40*	Certificate of Formation of RTM Operating Company, LLC.

3.41*	Limited Liability Company Operating Agreement of RTM Operating Company, LLC.

3.42*	Certificate of Formation of RTM Development Company, LLC.

3.43*	Limited Liability Company Operating Agreement of RTM Development Company, LLC.

3.44*	Articles of Organization of RTMSC, LLC.

3.45*	Limited Liability Company Operating Agreement of RTMSC, LLC.

3.46*	Articles of Organization of RTM Georgia, LLC.

3.47*	Limited Liability Company Operating Agreement of RTM Georgia, LLC.

3.48*	Articles of Organization of RTM Alabama, LLC.

3.49*	Limited Liability Operating Agreement of RTM Alabama, LLC.

3.50*	Articles of Organization of RTM West, LLC.

3.51*	Limited Liability Company Operating Agreement of RTM West, LLC.

3.52*	Certificate of Formation of RTM Sea-Tac, LLC.

3.53*	Limited Liability Company Operating Agreement of RTM Sea-Tac, LLC.

3.54*	Articles of Organization of RTM Indianapolis, LLC.

3.55*	Limited Liability Company Operating Agreement of RTM Indianapolis, LLC.

3.56*	Articles of Organization of Franchise Associates, LLC.

3.57*	Limited Liability Company Operating Agreement of Franchise Associates, LLC.

3.58*	Articles of Organization of RTM Savannah, LLC.

3.59*	Limited Liability Company Operating Agreement of RTM Savannah, LLC.

3.60*	Articles of Organization of RTM Gulf Coast, LLC.

3.61*	Limited Liability Company Operating Agreement of RTM Gulf Coast, LLC.

3.62*	Articles of Conversion of RTM Portland, LLC.

Exhibit Number	Description
3.63*	Limited Liability Company Operating Agreement of RTM Portland, LLC.

3.64*	Articles of Conversion of RTM Mid-America, LLC.

3.65*	Limited Liability Company Operating Agreement of RTM Mid-America, LLC.

3.66*	Articles of Organization of ARG Resources, LLC.

3.67*	Limited Liability Company Operating Agreement of ARG Resources, LLC.

3.68*	Certificate of Incorporation of Wendy’s/Arby’s International, Inc.

3.69*	By-laws of Wendy’s/Arby’s International, Inc.

3.70*	Certificate of Incorporation of Wendy’s/Arby’s International Services, Inc.

3.71*	By-laws of Wendy’s/Arby’s International Services, Inc.

4.1

Indenture, dated as of June 23, 2009, among Wendy’s/Arby’s Restaurants, LLC, the guarantors named therein and U.S. Bank National Association, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

4.2

Registration Rights Agreement, dated as of June 23, 2009, among Wendy’s/Arby’s Restaurants, LLC, the guarantors named therein and the initial purchasers named therein, incorporated herein by reference to Exhibit 4.2 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

4.3

Supplemental Indenture, dated as of July 8, 2009, among Wendy’s/Arby’s Restaurants, LLC, the guarantors named therein and U.S. Bank National Association, as Trustee, incorporated herein by reference to Exhibit 4.3 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

4.4	Form of Exchange Note (included as Exhibit A of Exhibit 4.1 of this Registration Statement).

4.5

Indenture between Wendy’s International, Inc. and Bank One, National Association, pertaining to 6.25% Senior Notes due November 15, 2011 and 6.20% Senior Notes due June 15, 2014, incorporated herein by reference to Exhibit 4(i) to the Wendy’s International, Inc. Form 10-K for the year ended December 30, 2001 (SEC file no. 001-08116).

5.1**	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to validity of the exchange notes and guarantees.

5.2**	Opinion of Vorys, Sater, Seymour and Pease LLP as to validity of the securities being registered.

5.3**	Opinion of Holland & Hart LLP as to validity of the securities being registered.

5.4**	Opinion of Hunton & Williams LLP as to validity of the securities being registered.

5.5**	Opinion of Butzel Long, P.C. as to validity of the securities being registered.

5.6**	Opinion of Barnes & Thornburg LLP as to validity of the securities being registered.

5.7**	Opinion of Richards, Layton and Finger, P.A. as to validity of the securities being registered.

5.8**	Opinion of Burr & Forman LLP as to validity of the securities being registered.

5.9**	Opinion of Burr & Forman LLP as to validity of the securities being registered.

5.10**	Opinion of Maslon Edelman Borman & Brand, LLP as to validity of the securities being registered.

5.11**	Opinion of Alston & Bird LLP as to the validity of the securities being registered.

Exhibit Number	Description
5.12**	Opinion of Davis Wright Tremaine LLP as to the validity of the securities being registered.

5.13**	Opinion of Wyche, Burgess, Freeman & Parham, P.A. as to the validity of the securities being registered.

8.1**	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to certain tax matters.

10.1

Triarc Companies, Inc. Amended and Restated 1997 Equity Participation Plan, incorporated herein by reference to Exhibit 10.2 to Triarc’s Current Report on Form 8-K dated May 19, 2005 (SEC file no. 001-02207).

10.2

Form of Non-Incentive Stock Option Agreement under the Triarc Companies, Inc. Amended and Restated 1997 Equity Participation Plan, incorporated herein by reference to Exhibit 10.6 to Triarc’s Current Report on Form 8-K dated March 16, 1998 (SEC file no. 001-02207).

10.3

Triarc Companies, Inc. Amended and Restated 1998 Equity Participation Plan, incorporated herein by reference to Exhibit 10.3 to Triarc’s Current Report on Form 8-K dated May 19, 2005 (SEC file no. 001-02207).

10.4

Form of Non-Incentive Stock Option Agreement under the Triarc Companies, Inc. Amended and Restated 1998 Equity Participation Plan, incorporated herein by reference to Exhibit 10.2 to Triarc’s Current Report on Form 8-K dated May 13, 1998 (SEC file no. 001-02207).

10.5

Wendy’s/Arby’s Group, Inc. Amended and Restated 2002 Equity Participation Plan, as amended, incorporated herein by reference to Exhibit 10.5 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001-02207).

10.6

Form of Non-Incentive Stock Option Agreement under the Wendy’s/Arby’s Group, Inc. Amended and Restated 2002 Equity Participation Plan, as amended, incorporated herein by reference to Exhibit 99.6 to Wendy’s/Arby’s Group’s Current Report on Form 8-K dated December 22, 2008 (SEC file no. 001-02207).

10.7

Form of Restricted Stock Agreement under the Wendy’s/Arby’s Group, Inc. Amended and Restated 2002 Equity Participation Plan, as amended, incorporated herein by reference to Exhibit 10.7 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001- 02207).

10.8	1999 Executive Bonus Plan, incorporated herein by reference to Exhibit A to Triarc’s 1999 Proxy Statement (SEC file no. 001-02207).

10.9

Amendment to the Triarc Companies, Inc. 1999 Executive Bonus Plan, dated as of June 22, 2004, incorporated herein by reference to Exhibit 10.1 to Triarc’s Current Report on Form 8-K dated June 1, 2005 (SEC file no. 001-02207).

10.10

Amendment to the Triarc Companies, Inc. 1999 Executive Bonus Plan effective as of March 26, 2007, incorporated herein by reference to Exhibit 10.2 to Triarc’s Current Report on Form 8-K dated June 6, 2007 (SEC file no. 001-02207).

10.11

Wendy’s International, Inc. 2003 Stock Incentive Plan, incorporated herein by reference to Exhibit 10(f) to the Wendy’s International, Inc. Form 10-Q for the quarter ended April 2, 2006 (SEC file no. 001-08116).

10.12

Amendments to the Wendy’s International, Inc. 2003 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.12 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001-02207).

Exhibit Number	Description
10.13

Wendy’s International, Inc. 2007 Stock Incentive Plan, incorporated herein by reference to Annex C to the Wendy’s International, Inc. Definitive 2007 Proxy Statement, dated March 12, 2007 (SEC file no. 001-08116).

10.14

Amendments to the Wendy’s International, Inc. 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.15 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001-02207).

10.15

Wendy’s International, Inc. Supplemental Executive Retirement Plan, incorporated herein by reference to Exhibit 10(f) to the Wendy’s International, Inc. Form 10-K for the year ended December 29, 2002 (SEC file no. 001-08116).

10.16

First Amendment to the Wendy’s International, Inc. Supplemental Executive Retirement Plan, incorporated herein by reference to Exhibit 10(f) to the Wendy’s International, Inc. Form 10-K for the year ended December 31, 2006 (SEC file no. 001-08116).

10.17

Amended and Restated Wendy’s International, Inc. Supplemental Executive Retirement Plan No. 2, incorporated herein by reference to Exhibit 10(b) to the Wendy’s International, Inc. Form 10-Q for the quarter ended September 30, 2007 (SEC file no 001-08116).

10.18

Amended and Restated Credit Agreement, dated as of July 25, 2005, amended and restated as of March 11, 2009, among Wendy’s International, Inc., Wendy’s International Holdings, LLC, Arby’s Restaurant Group, Inc., Arby’s Restaurant Holdings, LLC, Triarc Restaurant Holdings, LLC, the Lenders and Issuers party thereto, Citicorp North America, Inc., as administrative agent and collateral agent, Bank of America, N.A. and Credit Suisse, Cayman Islands Branch, as co-syndication agents, Wachovia Bank, National Association, SunTrust Bank and GE Capital Franchise Finance Corporation, as co-documentation agents, Citigroup Global Markets Inc., Banc of America Securities LLC and Credit Suisse, Cayman Islands Branch, as joint lead arrangers and joint book-running managers, incorporated herein by reference to Exhibit 10.1 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on March 12, 2009 (SEC file no. 001-02207).

10.19

Amended and Restated Pledge and Security Agreement dated March 11, 2009, by and between Wendy’s International Inc., Wendy’s International Holdings, LLC, Arby’s Restaurant Group, Inc., and Arby’s Restaurant Holdings, LLC, and Citicorp North America, Inc., as collateral agent, incorporated herein by reference to Exhibit 10.2 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended March 29, 2009 (SEC file no. 001-02207).

10.20

Form of Increase Joinder dated as of March 17, 2009 among Arby’s Restaurant Group, Inc., Wendy’s International Holdings, Inc., Arby’s Restaurant Holdings, LLC, Wendy’s International, Inc., Citicorp North America, Inc., The Huntington National Bank, Fifth Third Bank, Wells Fargo Bank, National Association and Bank of America, N.A., incorporated herein by reference to Exhibit 10.1 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on March 20, 2009 (SEC file no. 001-02207).

10.21

Amendment No. 1 to Amended and Restated Credit Agreement and Amended and Restated Pledge and Security Agreement, dated as of June 10, 2009, incorporated herein by reference to Exhibit 10.1 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on June 10, 2009 (SEC file no. 001-02207).

10.22

Assignment of Rights Agreement between Wendy’s International, Inc. and Mr. R. David Thomas, incorporated herein by reference to Exhibit 10(c) to the Wendy’s International, Inc. Form 10-K for the year ended December 31, 2000 (SEC file no. 001-08116).

10.23

Separation Agreement, dated as of April 30, 2007, between Triarc Companies, Inc. and Nelson Peltz, incorporated herein by reference to Exhibit 10.3 to Triarc’s Current Report on Form 8-K dated April 30, 2007 (SEC file no. 001-02207).

Exhibit Number	Description
10.24

Letter Agreement dated as of December 28, 2007, between Triarc Companies, Inc. and Nelson Peltz., incorporated herein by reference to Exhibit 10.2 to Triarc’s Current Report on Form 8-K dated January 4, 2008 (SEC file No. 001-02207).

10.25

Separation Agreement, dated as of April 30, 2007, between Triarc Companies, Inc. and Peter W. May, incorporated herein by reference to Exhibit 10.4 to Triarc’s Current Report on Form 8-K dated April 30, 2007 (SEC file no. 001-02207).

10.26

Letter Agreement dated as of December 28, 2007, between Triarc Companies, Inc. and Peter W. May, incorporated herein by reference to Exhibit 10.3 to Triarc’s Current Report on Form 8-K dated January 4, 2008 (SEC file No. 001-02207).

10.27

Consulting and Employment Agreement dated July 25, 2008 between Triarc Companies, Inc. and J. David Karam, incorporated herein by reference to Exhibit 99.1 to Triarc’s Current Report on Form 8-K dated July 25, 2008 (SEC file no. 001-02207).

10.28

Amended and Restated Letter Agreement dated as of December 18, 2008 between Thomas A. Garrett and Arby’s Restaurant Group, Inc., incorporated herein by reference to Exhibit 99.1 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001- 02207).

10.29

Amended and Restated Letter Agreement dated as of December 18, 2008 between Sharron Barton and Wendy’s/Arby’s Group, Inc., incorporated herein by reference to Exhibit 99.2 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001-02207).

10.30

Amended and Restated Letter Agreement dated as of December 18, 2008 between Nils H. Okeson and Wendy’s/Arby’s Group, Inc., incorporated herein by reference to Exhibit 99.3 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001-02207).

10.31

Amended and Restated Letter Agreement dated as of December 18, 2008 between Stephen E. Hare and Wendy’s/Arby’s Group, Inc., incorporated herein by reference to Exhibit 99.4 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001-02207).

10.32

Amended and Restated Letter Agreement dated as of December 18, 2008 between Roland C. Smith and Wendy’s/Arby’s Group, Inc., incorporated herein by reference to Exhibit 99.5 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001-02207).

10.33

Form of Indemnification Agreement, between Wendy’s/Arby’s Group, Inc. and certain officers, directors, and employees thereof, incorporated herein by reference to Exhibit 47 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001-02207).

10.34

Form of Indemnification Agreement between Arby’s Restaurant Group, Inc. and certain directors, officers and employees thereof, incorporated herein by reference to Exhibit 10.40 to the Triarc Form 10-K for the fiscal year ended December 30, 2007 (SEC file no. 001-02207).

10.35

Form of Indemnification Agreement for officers and employees of Wendy’s International, Inc. and its subsidiaries, incorporated herein by reference to Exhibit 10 to Wendy’s International, Inc.’s Current Report on Form 8-K filed on July 12, 2005 (SEC file no. 001-08116).

10.36

Form of First Amendment to Indemnification Agreement between Wendy’s International, Inc. and its directors and certain officers and employees, incorporated herein by reference to Exhibit 10(b) to the Wendy’s International, Inc. Form 10-Q for the quarter ended June 29, 2008 (SEC file no. 001-08116).

Exhibit Number	Description
10.37

Wendy’s/Arby’s Group, Inc. 2009 Directors’ Deferred Compensation Plan, effective as of May 28, 2009, incorporated herein by reference to Exhibit 10.6 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

10.38

Form of Non-Employee Director Restricted Stock Award Agreement under the Wendy’s/Arby’s Group, Inc. Amended and Restated 2002 Equity Participation Plan, incorporated herein by reference to Exhibit 10.7 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

10.39

Purchase Agreement, dated as of June 18, 2009, among Wendy’s/Arby’s Restaurants, LLC, the Guarantors party thereto and the initial purchasers named therein, incorporated herein by reference to Exhibit 10.8 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

10.40*	Tax Sharing Agreement, dated as of May 26, 2009, among Wendy’s/Arby’s Group, Inc. and certain of its subsidiaries party thereto.

12.1*	Statement of Computation of Ratios of Earnings to Fixed Charges.

21.1*	List of Subsidiaries.

23.1**	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

23.2**	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

23.3**	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibits 5.1 and 8.1 to this Registration Statement).

23.4**	Consent of Vorys, Sater, Seymour and Pease LLP (included in Exhibit 5.2 to this Registration Statement).

23.5**	Consent of Holland & Hart LLP (included in Exhibit 5.3 to this Registration Statement).

23.6**	Consent of Hunton & Williams LLP (included in Exhibit 5.4 to this Registration Statement).

23.7**	Consent of Butzel Long, P.C. (included in Exhibit 5.5 to this Registration Statement).

23.8**	Consent of Barnes & Thornburg LLP (included in Exhibit 5.6 to this Registration Statement).

23.9**	Consent of Richards, Layton and Finger, P.A. (included in Exhibit 5.7 to this Registration Statement).

23.10**	Consent of Burr & Forman LLP (included in Exhibit 5.8 to this Registration Statement).

23.11**	Consent of Burr & Forman LLP (included in Exhibit 5.9 to this Registration Statement).

23.12**	Consent of Maslon Edelman Borman & Brand, LLP (included in Exhibit 5.10 to this Registration Statement).

23.13**	Consent of Alston & Bird LLP (included in Exhibit 5.11 to this Registration Statement).

23.14**	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.12 to this Registration Statement).

23.15**	Consent of Wyche, Burgess, Freeman & Parham, P.A. (included in Exhibit 5.13 to this Registration Statement).

24.1*	Powers of Attorney.

25.1*	Form T-1 Statement of Eligibility of U.S. Bank National Association to act as trustee under the Indenture.

Exhibit Number	Description
99.1*	Form of Letter of Transmittal.

99.2*	Form of Notice of Guaranteed Delivery.

* Previously filed.

** Filed herewith.

In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, instruments defining the rights of holders of certain issues of long-term debt of Wendy’s/Arby’s Restaurants, LLC and its consolidated subsidiaries have not been filed as exhibits to this Form S-4 because the authorized principal amount of any one of such issues does not exceed 10% of the total assets of Wendy’s/Arby’s Restaurants, LLC and its subsidiaries on a consolidated basis. Wendy’s/Arby’s Restaurants, LLC agrees to furnish a copy of each of such instruments to the SEC upon request.

Item 22. Undertakings.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the Form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

WENDY’S/ARBY’S RESTAURANTS, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Roland C. Smith		President, Chief Executive Officer and Manager (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Senior Vice President, Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)
* Nils H. Okeson		Senior Vice President, General Counsel, Secretary and Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

WENDY’S INTERNATIONAL, INC.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Roland C. Smith		Chief Executive Officer and Director (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Steven B. Graham		Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)
* J. David Karam		Director
* Nils H. Okeson		Director
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

THE NEW BAKERY CO. OF OHIO, INC.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Roland C. Smith		Chief Executive Officer and Director (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Senior Vice President, Chief Financial Officer (Principal Financial Officer)
* Greg S. Haggis		Senior Vice President—Finance, and Brand Chief Financial Officer (Principal Accounting Officer)
* J. David Karam		Director
* Dana Klein		Director
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

WENDY’S OF DENVER, INC.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Roland C. Smith		Chief Executive Officer and Director (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Senior Vice President, Chief Financial Officer (Principal Financial Officer)
* Greg S. Haggis		Senior Vice President—Finance, and Brand Chief Financial Officer (Principal Accounting Officer)
* J. David Karam		Director
* Dana Klein		Director
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

WENDY’S OF N.E. FLORIDA, INC.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Roland C. Smith		Chief Executive Officer and Director (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Senior Vice President, Chief Financial Officer (Principal Financial Officer)
* Greg S. Haggis		Senior Vice President—Finance, and Brand Chief Financial Officer (Principal Accounting Officer)
* J. David Karam		Director
* Daniel T. Collins		Director
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

WENDY’S OLD FASHIONED HAMBURGERS
 OF NEW YORK, INC.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Roland C. Smith		Chief Executive Officer and Director (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Senior Vice President, Chief Financial Officer (Principal Financial Officer)
* Greg S. Haggis		Senior Vice President—Finance, and Brand Chief Financial Officer (Principal Accounting Officer)
* J. David Karam		Director
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

BDJ 71112, LLC

By:	/S/ J. DAVID KARAM Name: J. David Karam Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

/s/ J. DAVID KARAM J. David Karam		President (Principal Executive Officer)
* Daniel T. Collins		Senior Vice President, Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)
* Wendy’s International, Inc. By: Nils H. Okeson Title: Senior Vice President, General Counsel and Assistant Secretary		Member
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

ARBY’S RESTAURANT HOLDINGS, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

TRIARC RESTAURANT HOLDINGS, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Roland C. Smith		Chief Executive Officer and Manager (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

ARBY’S RESTAURANT GROUP, INC.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer and Director (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Director (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Director
* Nils H. Okeson		Director
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

ARBY’S RESTAURANT, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

ARBY’S, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

WENDY’S/ARBY’S SUPPORT CENTER, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

ARG SERVICES, INC.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Director (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Director
* Nils H. Okeson		Director
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

SYBRA, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

ARBY’S IP HOLDER TRUST

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Arby’s Restaurant Group, Inc. By: Nils H. Okeson Title: Senior Vice President, General Counsel and Assistant Secretary		Trust Certificate Holder
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM ACQUISITION COMPANY, L.L.C.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM PARTNERS, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM OPERATING COMPANY, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM DEVELOPMENT COMPANY, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTMSC, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM GEORGIA, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM ALABAMA, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM WEST, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM SEA-TAC, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM INDIANAPOLIS, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

FRANCHISE ASSOCIATES, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM SAVANNAH, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM GULF COAST, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM PORTLAND, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

RTM MID-AMERICA, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

ARG RESOURCES, LLC

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Thomas A. Garrett		President and Chief Executive Officer (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Chief Financial Officer and Manager (Principal Financial Officer)
* Steven B. Graham		Senior Vice President—Chief Accounting Officer (Principal Accounting Officer)
* Roland C. Smith		Manager
* Nils H. Okeson		Manager
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

WENDY’S/ARBY’S INTERNATIONAL, INC.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Roland C. Smith		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Steven B. Graham		Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)
* Nils H. Okeson		Director
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this Amendment No. 3 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on November 5, 2009.

WENDY’S/ARBY’S INTERNATIONAL
 SERVICES, INC.

By:	/S/ STEPHEN E. HARE Name: Stephen E. Hare Title: Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the registration statement has been signed by the following persons in the following capacities and on this 5th day of November, 2009.

Signature		Title

* Roland C. Smith		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ STEPHEN E. HARE Stephen E. Hare		Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Steven B. Graham		Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)
* Nils H. Okeson		Director
*By:	/s/ STEPHEN E. HARE Stephen E. Hare Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of April 23, 2008, by and among Triarc Companies, Inc., Green Merger Sub Inc. and Wendy’s International, Inc., incorporated herein by reference to Exhibit 2.1 to Triarc’s Current Report on Form 8-K dated April 29, 2008 (SEC file no. 001-02207).

2.2

Side Letter Agreement, dated August 14, 2008, by and among Triarc Companies, Inc., Green Merger Sub, Inc. and Wendy’s International, Inc., incorporated herein by reference to Exhibit 2.3 to Triarc’s Registration Statement on Form S-4, Amendment No.3, filed on August 15, 2008 (Reg. no. 333-151336).

3.1*	Certificate of Formation of Wendy’s/Arby’s Restaurants, LLC (f/k/a Wendy’s International Holdings, LLC), as amended to date.

3.2*	Third Amended and Restated Limited Liability Company Operating Agreement of Wendy’s/Arby’s Restaurants, LLC.

3.3

Articles of Incorporation of Wendy’s International, Inc., incorporated herein by reference to Exhibit 3(a) to the Wendy’s International, Inc. Form 10-K for the year ended January 3, 1999 (SEC file no. 001-08116).

3.4

Amendment to Articles of Incorporation of Wendy’s International, Inc., incorporated herein by reference to Exhibit 3.1 to Wendy’s International, Inc.’s Current Report on Form 8-K dated September 29, 2008 (SEC file no. 001-08116).

3.5

Amended and Restated Code of Regulations of Wendy’s International, Inc., incorporated herein by reference to Exhibit 3.2 to Wendy’s International, Inc.’s Current Report on Form 8-K dated September 29, 2008 (SEC file no. 001-08116).

3.6*	Articles of Incorporation of The New Bakery Co. of Ohio, Inc.

3.7*	Regulations of The New Bakery Co. of Ohio, Inc.

3.8*	Amended and Restated Articles of Incorporation of Wendy’s of Denver, Inc.

3.9*	Amended and Restated By-laws of Wendy’s of Denver, Inc.

3.10*	Articles of Incorporation of Wendy’s of N.E. Florida, Inc.

3.11*	By-laws of Wendy’s of N.E. Florida, Inc.

3.12*	Articles of Incorporation of Wendy’s Old Fashioned Hamburgers of New York, Inc. (f/k/a The Food Group, Inc.).

3.13*	Code of Regulations of Wendy’s Old Fashioned Hamburgers of New York, Inc. (f/k/a The Food Group, Inc.).

3.14*	Articles of Organization of BDJ 71112, LLC.

3.15*	Operating Agreement and Declaration of BDJ 71112, LLC.

3.16*	Certificate of Formation of Arby’s Restaurant Holdings, LLC.

3.17*	Amended and Restated Limited Liability Company Operating Agreement of Arby’s Restaurant Holdings, LLC.

3.18*	Certificate of Formation of Triarc Restaurant Holdings, LLC.

3.19*	Limited Liability Company Operating Agreement of Triarc Restaurant Holdings, LLC.

3.20*	Certificate of Incorporation of Arby’s Restaurant Group, Inc.

3.21*	By-laws of Arby’s Restaurant Group, Inc.

3.22*	Certificate of Formation of Arby’s Restaurant, LLC.

3.23*	Limited Liability Company Operating Agreement of Arby’s Restaurant, LLC.

3.24*	Certificate of Formation of Arby’s, LLC.

3.25*	Limited Liability Company Operating Agreement of Arby’s, LLC.

Exhibit Number	Description
3.26*	Certificate of Formation of Wendy’s/Arby’s Support Center, LLC (f/k/a RTMMC Acquisition, LLC), as amended to date.

3.27*	Limited Liability Company Operating Agreement of Wendy’s/Arby’s Support Center, LLC (f/k/a RTMMC Acquisition, LLC).

3.28*	Articles of Incorporation of ARG Services, Inc.

3.29*	By-laws of ARG Services, Inc.

3.30*	Articles of Organization of Sybra, LLC.

3.31*	Limited Liability Company Operating Agreement of Sybra, LLC.

3.32*	Certificate of Trust of Arby’s IP Holder Trust, as amended to date.

3.33*	Second Amended and Restated Trust Agreement of Arby’s IP Holder Trust.

3.34*	Articles of Organization of RTM Acquisition Company, L.L.C.

3.35*	Operating Agreement of RTM Acquisition Company, L.L.C., as amended to date.

3.36*	Articles of Organization of RTM, LLC.

3.37*	Limited Liability Company Operating Agreement of RTM, LLC.

3.38*	Articles of Organization of RTM Partners, LLC.

3.39*	Limited Liability Company Operating Agreement of RTM Partners, LLC.

3.40*	Certificate of Formation of RTM Operating Company, LLC.

3.41*	Limited Liability Company Operating Agreement of RTM Operating Company, LLC.

3.42*	Certificate of Formation of RTM Development Company, LLC.

3.43*	Limited Liability Company Operating Agreement of RTM Development Company, LLC.

3.44*	Articles of Organization of RTMSC, LLC.

3.45*	Limited Liability Company Operating Agreement of RTMSC, LLC.

3.46*	Articles of Organization of RTM Georgia, LLC.

3.47*	Limited Liability Company Operating Agreement of RTM Georgia, LLC.

3.48*	Articles of Organization of RTM Alabama, LLC.

3.49*	Limited Liability Operating Agreement of RTM Alabama, LLC.

3.50*	Articles of Organization of RTM West, LLC.

3.51*	Limited Liability Company Operating Agreement of RTM West, LLC.

3.52*	Certificate of Formation of RTM Sea-Tac, LLC.

3.53*	Limited Liability Company Operating Agreement of RTM Sea-Tac, LLC.

3.54*	Articles of Organization of RTM Indianapolis, LLC.

3.55*	Limited Liability Company Operating Agreement of RTM Indianapolis, LLC.

3.56*	Articles of Organization of Franchise Associates, LLC.

3.57*	Limited Liability Company Operating Agreement of Franchise Associates, LLC.

3.58*	Articles of Organization of RTM Savannah, LLC.

3.59*	Limited Liability Company Operating Agreement of RTM Savannah, LLC.

3.60*	Articles of Organization of RTM Gulf Coast, LLC.

3.61*	Limited Liability Company Operating Agreement of RTM Gulf Coast, LLC.

3.62*	Articles of Conversion of RTM Portland, LLC.

3.63*	Limited Liability Company Operating Agreement of RTM Portland, LLC.

3.64*	Articles of Conversion of RTM Mid-America, LLC.

3.65*	Limited Liability Company Operating Agreement of RTM Mid-America, LLC.

Exhibit Number	Description
3.66*	Articles of Organization of ARG Resources, LLC.

3.67*	Limited Liability Company Operating Agreement of ARG Resources, LLC.

3.68*	Certificate of Incorporation of Wendy’s/Arby’s International, Inc.

3.69*	By-laws of Wendy’s/Arby’s International, Inc.

3.70*	Certificate of Incorporation of Wendy’s/Arby’s International Services, Inc.

3.71*	By-laws of Wendy’s/Arby’s International Services, Inc.

4.1

Indenture, dated as of June 23, 2009, among Wendy’s/Arby’s Restaurants, LLC, the guarantors named therein and U.S. Bank National Association, as Trustee, incorporated herein by reference to Exhibit 4.1 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

4.2

Registration Rights Agreement, dated as of June 23, 2009, among Wendy’s/Arby’s Restaurants, LLC, the guarantors named therein and the initial purchasers named therein, incorporated herein by reference to Exhibit 4.2 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

4.3

Supplemental Indenture, dated as of July 8, 2009, among Wendy’s/Arby’s Restaurants, LLC, the guarantors named therein and U.S. Bank National Association, as Trustee, incorporated herein by reference to Exhibit 4.3 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

4.4	Form of Exchange Note (included as Exhibit A of Exhibit 4.1 of this Registration Statement).

4.5

Indenture between Wendy’s International, Inc. and Bank One, National Association, pertaining to 6.25% Senior Notes due November 15, 2011 and 6.20% Senior Notes due June 15, 2014, incorporated herein by reference to Exhibit 4(i) to the Wendy’s International, Inc. Form 10-K for the year ended December 30, 2001 (SEC file no. 001-08116).

5.1**	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to validity of the exchange notes and guarantees.

5.2**	Opinion of Vorys, Sater, Seymour and Pease LLP as to validity of the securities being registered.

5.3**	Opinion of Holland & Hart LLP as to validity of the securities being registered.

5.4**	Opinion of Hunton & Williams LLP as to validity of the securities being registered.

5.5**	Opinion of Butzel Long, P.C. as to validity of the securities being registered.

5.6**	Opinion of Barnes & Thornburg LLP as to validity of the securities being registered.

5.7**	Opinion of Richards, Layton and Finger, P.A. as to validity of the securities being registered.

5.8**	Opinion of Burr & Forman LLP as to validity of the securities being registered.

5.9**	Opinion of Burr & Forman LLP as to validity of the securities being registered.

5.10**	Opinion of Maslon Edelman Borman & Brand, LLP as to validity of the securities being registered.

5.11**	Opinion of Alston & Bird LLP as to the validity of the securities being registered.

5.12**	Opinion of Davis Wright Tremaine LLP as to the validity of the securities being registered.

5.13**	Opinion of Wyche, Burgess, Freeman & Parham, P.A. as to the validity of the securities being registered.

8.1**	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP as to certain tax matters.

Exhibit Number	Description
10.1

Triarc Companies, Inc. Amended and Restated 1997 Equity Participation Plan, incorporated herein by reference to Exhibit 10.2 to Triarc’s Current Report on Form 8-K dated May 19, 2005 (SEC file no. 001-02207).

10.2

Form of Non-Incentive Stock Option Agreement under the Triarc Companies, Inc. Amended and Restated 1997 Equity Participation Plan, incorporated herein by reference to Exhibit 10.6 to Triarc’s Current Report on Form 8-K dated March 16, 1998 (SEC file no. 001-02207).

10.3

Triarc Companies, Inc. Amended and Restated 1998 Equity Participation Plan, incorporated herein by reference to Exhibit 10.3 to Triarc’s Current Report on Form 8-K dated May 19, 2005 (SEC file no. 001-02207).

10.4

Form of Non-Incentive Stock Option Agreement under the Triarc Companies, Inc. Amended and Restated 1998 Equity Participation Plan, incorporated herein by reference to Exhibit 10.2 to Triarc’s Current Report on Form 8-K dated May 13, 1998 (SEC file no. 001-02207).

10.5

Wendy’s/Arby’s Group, Inc. Amended and Restated 2002 Equity Participation Plan, as amended, incorporated herein by reference to Exhibit 10.5 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001-02207).

10.6

Form of Non-Incentive Stock Option Agreement under the Wendy’s/Arby’s Group, Inc. Amended and Restated 2002 Equity Participation Plan, as amended, incorporated herein by reference to Exhibit 99.6 to Wendy’s/Arby’s Group’s Current Report on Form 8-K dated December 22, 2008 (SEC file no. 001-02207).

10.7

Form of Restricted Stock Agreement under the Wendy’s/Arby’s Group, Inc. Amended and Restated 2002 Equity Participation Plan, as amended, incorporated herein by reference to Exhibit 10.7 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001- 02207).

10.8	1999 Executive Bonus Plan, incorporated herein by reference to Exhibit A to Triarc’s 1999 Proxy Statement (SEC file no. 001-02207).

10.9

Amendment to the Triarc Companies, Inc. 1999 Executive Bonus Plan, dated as of June 22, 2004, incorporated herein by reference to Exhibit 10.1 to Triarc’s Current Report on Form 8-K dated June 1, 2005 (SEC file no. 001-02207).

10.10

Amendment to the Triarc Companies, Inc. 1999 Executive Bonus Plan effective as of March 26, 2007, incorporated herein by reference to Exhibit 10.2 to Triarc’s Current Report on Form 8-K dated June 6, 2007 (SEC file no. 001-02207).

10.11

Wendy’s International, Inc. 2003 Stock Incentive Plan, incorporated herein by reference to Exhibit 10(f) to the Wendy’s International, Inc. Form 10-Q for the quarter ended April 2, 2006 (SEC file no. 001-08116).

10.12

Amendments to the Wendy’s International, Inc. 2003 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.12 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001-02207).

10.13

Wendy’s International, Inc. 2007 Stock Incentive Plan, incorporated herein by reference to Annex C to the Wendy’s International, Inc. Definitive 2007 Proxy Statement, dated March 12, 2007 (SEC file no. 001-08116).

10.14

Amendments to the Wendy’s International, Inc. 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.15 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001-02207).

10.15

Wendy’s International, Inc. Supplemental Executive Retirement Plan, incorporated herein by reference to Exhibit 10(f) to the Wendy’s International, Inc. Form 10-K for the year ended December 29, 2002 (SEC file no. 001-08116).

Exhibit Number	Description
10.16

First Amendment to the Wendy’s International, Inc. Supplemental Executive Retirement Plan, incorporated herein by reference to Exhibit 10(f) to the Wendy’s International, Inc. Form 10-K for the year ended December 31, 2006 (SEC file no. 001-08116).

10.17

Amended and Restated Wendy’s International, Inc. Supplemental Executive Retirement Plan No. 2, incorporated herein by reference to Exhibit 10(b) to the Wendy’s International, Inc. Form 10-Q for the quarter ended September 30, 2007 (SEC file no 001-08116).

10.18

Amended and Restated Credit Agreement, dated as of July 25, 2005, amended and restated as of March 11, 2009, among Wendy’s International, Inc., Wendy’s International Holdings, LLC, Arby’s Restaurant Group, Inc., Arby’s Restaurant Holdings, LLC, Triarc Restaurant Holdings, LLC, the Lenders and Issuers party thereto, Citicorp North America, Inc., as administrative agent and collateral agent, Bank of America, N.A. and Credit Suisse, Cayman Islands Branch, as co-syndication agents, Wachovia Bank, National Association, SunTrust Bank and GE Capital Franchise Finance Corporation, as co-documentation agents, Citigroup Global Markets Inc., Banc of America Securities LLC and Credit Suisse, Cayman Islands Branch, as joint lead arrangers and joint book-running managers, incorporated herein by reference to Exhibit 10.1 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on March 12, 2009 (SEC file no. 001-02207).

10.19

Amended and Restated Pledge and Security Agreement dated March 11, 2009, by and between Wendy’s International Inc., Wendy’s International Holdings, LLC, Arby’s Restaurant Group, Inc., and Arby’s Restaurant Holdings, LLC, and Citicorp North America, Inc., as collateral agent, incorporated herein by reference to Exhibit 10.2 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended March 29, 2009 (SEC file no. 001-02207).

10.20

Form of Increase Joinder dated as of March 17, 2009 among Arby’s Restaurant Group, Inc., Wendy’s International Holdings, Inc., Arby’s Restaurant Holdings, LLC, Wendy’s International, Inc., Citicorp North America, Inc., The Huntington National Bank, Fifth Third Bank, Wells Fargo Bank, National Association and Bank of America, N.A., incorporated herein by reference to Exhibit 10.1 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on March 20, 2009 (SEC file no. 001-02207).

10.21

Amendment No. 1 to Amended and Restated Credit Agreement and Amended and Restated Pledge and Security Agreement, dated as of June 10, 2009, incorporated herein by reference to Exhibit 10.1 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on June 10, 2009 (SEC file no. 001-02207).

10.22

Assignment of Rights Agreement between Wendy’s International, Inc. and Mr. R. David Thomas, incorporated herein by reference to Exhibit 10(c) to the Wendy’s International, Inc. Form 10-K for the year ended December 31, 2000 (SEC file no. 001-08116).

10.23

Separation Agreement, dated as of April 30, 2007, between Triarc Companies, Inc. and Nelson Peltz, incorporated herein by reference to Exhibit 10.3 to Triarc’s Current Report on Form 8-K dated April 30, 2007 (SEC file no. 001-02207).

10.24

Letter Agreement dated as of December 28, 2007, between Triarc Companies, Inc. and Nelson Peltz., incorporated herein by reference to Exhibit 10.2 to Triarc’s Current Report on Form 8-K dated January 4, 2008 (SEC file No. 001-02207).

10.25

Separation Agreement, dated as of April 30, 2007, between Triarc Companies, Inc. and Peter W. May, incorporated herein by reference to Exhibit 10.4 to Triarc’s Current Report on Form 8-K dated April 30, 2007 (SEC file no. 001-02207).

10.26

Letter Agreement dated as of December 28, 2007, between Triarc Companies, Inc. and Peter W. May, incorporated herein by reference to Exhibit 10.3 to Triarc’s Current Report on Form 8-K dated January 4, 2008 (SEC file No. 001-02207).

Exhibit Number	Description
10.27

Consulting and Employment Agreement dated July 25, 2008 between Triarc Companies, Inc. and J. David Karam, incorporated herein by reference to Exhibit 99.1 to Triarc’s Current Report on Form 8-K dated July 25, 2008 (SEC file no. 001-02207).

10.28

Amended and Restated Letter Agreement dated as of December 18, 2008 between Thomas A. Garrett and Arby’s Restaurant Group, Inc., incorporated herein by reference to Exhibit 99.1 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001- 02207).

10.29

Amended and Restated Letter Agreement dated as of December 18, 2008 between Sharron Barton and Wendy’s/Arby’s Group, Inc., incorporated herein by reference to Exhibit 99.2 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001-02207).

10.30

Amended and Restated Letter Agreement dated as of December 18, 2008 between Nils H. Okeson and Wendy’s/Arby’s Group, Inc., incorporated herein by reference to Exhibit 99.3 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001-02207).

10.31

Amended and Restated Letter Agreement dated as of December 18, 2008 between Stephen E. Hare and Wendy’s/Arby’s Group, Inc., incorporated herein by reference to Exhibit 99.4 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001-02207).

10.32

Amended and Restated Letter Agreement dated as of December 18, 2008 between Roland C. Smith and Wendy’s/Arby’s Group, Inc., incorporated herein by reference to Exhibit 99.5 to Wendy’s/Arby’s Group’s Current Report on Form 8-K filed on December 22, 2008 (SEC file no. 001-02207).

10.33

Form of Indemnification Agreement, between Wendy’s/Arby’s Group, Inc. and certain officers, directors, and employees thereof, incorporated herein by reference to Exhibit 47 to the Wendy’s/Arby’s Group Form 10-K for the year ended December 28, 2008 (SEC file no. 001-02207).

10.34

Form of Indemnification Agreement between Arby’s Restaurant Group, Inc. and certain directors, officers and employees thereof, incorporated herein by reference to Exhibit 10.40 to the Triarc Form 10-K for the fiscal year ended December 30, 2007 (SEC file no. 001-02207).

10.35

Form of Indemnification Agreement for officers and employees of Wendy’s International, Inc. and its subsidiaries, incorporated herein by reference to Exhibit 10 to Wendy’s International, Inc.’s Current Report on Form 8-K filed on July 12, 2005 (SEC file no. 001-08116).

10.36

Form of First Amendment to Indemnification Agreement between Wendy’s International, Inc. and its directors and certain officers and employees, incorporated herein by reference to Exhibit 10(b) to the Wendy’s International, Inc. Form 10-Q for the quarter ended June 29, 2008 (SEC file no. 001-08116).

10.37

Wendy’s/Arby’s Group, Inc. 2009 Directors’ Deferred Compensation Plan, effective as of May 28, 2009, incorporated herein by reference to Exhibit 10.6 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

10.38

Form of Non-Employee Director Restricted Stock Award Agreement under the Wendy’s/Arby’s Group, Inc. Amended and Restated 2002 Equity Participation Plan, incorporated herein by reference to Exhibit 10.7 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

10.39

Purchase Agreement, dated as of June 18, 2009, among Wendy’s/Arby’s Restaurants, LLC, the Guarantors party thereto and the initial purchasers named therein, incorporated herein by reference to Exhibit 10.8 to the Wendy’s/Arby’s Group Form 10-Q for the quarter ended June 28, 2009 (SEC file no. 001-02207).

Exhibit Number	Description
10.40*	Tax Sharing Agreement, dated as of May 26, 2009, among Wendy’s/Arby’s Group, Inc. and certain of its subsidiaries party thereto.

12.1*	Statement of Computation of Ratios of Earnings to Fixed Charges.

21.1*	List of Subsidiaries.

23.1**	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

23.2**	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

23.3**	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibits 5.1 and 8.1 to this Registration Statement).

23.4**	Consent of Vorys, Sater, Seymour and Pease LLP (included in Exhibit 5.2 to this Registration Statement).

23.5**	Consent of Holland & Hart LLP (included in Exhibit 5.3 to this Registration Statement).

23.6**	Consent of Hunton & Williams LLP (included in Exhibit 5.4 to this Registration Statement).

23.7**	Consent of Butzel Long, P.C. (included in Exhibit 5.5 to this Registration Statement).

23.8**	Consent of Barnes & Thornburg LLP (included in Exhibit 5.6 to this Registration Statement).

23.9**	Consent of Richards, Layton and Finger, P.A. (included in Exhibit 5.7 to this Registration Statement).

23.10**	Consent of Burr & Forman LLP (included in Exhibit 5.8 to this Registration Statement).

23.11**	Consent of Burr & Forman LLP (included in Exhibit 5.9 to this Registration Statement).

23.12**	Consent of Maslon Edelman Borman & Brand, LLP (included in Exhibit 5.10 to this Registration Statement).

23.13**	Consent of Alston & Bird LLP (included in Exhibit 5.11 to this Registration Statement).

23.14**	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.12 to this Registration Statement).

23.15**	Consent of Wyche, Burgess, Freeman & Parham, P.A. (included in Exhibit 5.13 to this Registration Statement).

24.1*	Powers of Attorney.

25.1*	Form T-1 Statement of Eligibility of U.S. Bank National Association to act as trustee under the Indenture.

99.1*	Form of Letter of Transmittal.

99.2*	Form of Notice of Guaranteed Delivery.

* Previously filed.

** Filed herewith.

In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, instruments defining the rights of holders of certain issues of long-term debt of Wendy’s/Arby’s Restaurants, LLC and its consolidated subsidiaries have not been filed as exhibits to this Form S-4 because the authorized principal amount of any one of such issues does not exceed 10% of the total assets of Wendy’s/Arby’s Restaurants, LLC and its subsidiaries on a consolidated basis. Wendy’s/Arby’s Restaurants, LLC agrees to furnish a copy of each of such instruments to the SEC upon request.